UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2022

Aris Water Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	87-1022110	001-40955
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(Commission File Number)

9811 Katy Freeway, Suite 700

Houston, Texas 77024

(Address of Principle Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(281) 501-3070

(Former Name or Former Address, if Changed Since Last Report: Not Applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2022, Aris Water Solutions, Inc. issued a press release announcing its operating and financial results for the quarter and year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 25, 2022, Aris Water Solutions, Inc. (“Aris” or the “Company”) announced that its Board of Directors declared and approved a dividend on its Class A common stock for the first quarter of 2022 of $0.09 per share. In conjunction with the dividend payment, a distribution of $0.09 per unit will be paid to unit holders of Solaris Midstream Holdings, LLC. The dividend will be paid on March 29, 2022 to holders of record of the Company’s Class A common stock as of the close of business on March 17, 2022. The distribution to unit holders of Solaris Midstream Holdings, LLC will be subject to the same payment and record dates.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Aris Water Solutions, Inc. dated February 28, 2022.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022

ARIS WATER SOLUTIONS, INC.

By:	/s/ Brenda R. Schroer
Name:	Brenda R. Schroer
Title:	Chief Financial Officer